EXHIBIT 10(iii)(c)
                                                       Page 1 of 6






          TO:       EXECUTIVE VICE PRESIDENT


          SUBJECT:  BONUS CONTRACT FOR 1995


          The bonus plan applying to you for 1995 is outlined herein.

          Your bonus potential for 1995 will be divided into two parts.
            % of salary will be based on Group Operating results and   % of
          salary will be based on the bonus awarded to the Chairman's
          Office.

          GROUP OPERATIONS CONTRACT (applies to   % of salary)

           1.    Should your Operations Groups attain worldwide operating
                 income of $          , you will receive a bonus of   % of
                   % of your annual salary rate in effect on December 31,
                 1995.

           2.    For each $          by which your worldwide operating
                 income exceeds $            up to $           , you will
                 receive   % of   % of your salary.  For each $
                 over $            , you will receive  % of   % of your
                 salary.

           3. You will receive a bonus for accounts receivable and inventory turnover (sales divided by the five point average of total accounts receivable and inventory) determined in accordance with the following: For attaining your PGP for accounts receivable and inventory
                 turnover of     , you will receive   % of   % of your
                 salary.  For each     increase in A/R and inventory
                 turnover, you will receive  % of   % of your salary.














                                                       EXHIBIT 10(iii)(c)
                                                       Page 2 of 6



          BONUS CONTRACT FOR 1995 - EXECUTIVE VICE PRESIDENT



           4.    You may receive an additional discretionary award of up to
                   % of   % of your salary.  The award will be based upon
                 your individual achievements and the accomplishments of your Groups. The award will also be determined on the basis of performance in process reengineering and in our company-wide procurement initiative as outlined to you in my letter of February 14, 1995. Any award also will be dependent upon the Company's overall performance.

           5.    The maximum bonus award on the sum of paragraphs (1) and
                 (2) will be limited to   % of   % of your salary. The
                 maximum bonus award on paragraph (3) will be limited to
                   % of   % of your salary.  The maximum bonus award on
                 paragraph (4) will be limited to   % of   % of your
                 salary.

           6.    Should the Company achieve or exceed Earnings Per Share of
                 $     , the total bonus percentage earned by you under
                 paragraphs (1) through (5) will be increased in accordance with the following schedule:

                                             BONUS EARNED PAR. 1-5
                 E.P.S. ACHIEVED                 INCREASED BY
                    $                                 10%
                    $                                 15%
                    $                                 20%
                    $                                 25%



          CORPORATE CONTRACT (applies to   % of salary)


           7. You also will receive a bonus based upon the percentage bonus awarded to the Chairman's office which will apply to
                   % of your salary.  For example, if the bonus awarded to
                 the Chairman's office is   % of salary, your bonus award
                 under this paragraph (7) would be   % of   % of salary.

           8.    The maximum bonus award for paragraphs (1) through (7)
                 will be limited to    % of your total annual salary rate
                 in effect on December 31, 1995.







                                                       EXHIBIT 10(iii)(c)
                                                       Page 3 of 6



          BONUS CONTRACT FOR 1995 - EXECUTIVE VICE PRESIDENT



           9. Acquisitions, divestitures, changes in assignment, changes in accounting procedures or tax law, abnormal deviations to plan in other income and expenses in your financial income statements, and/or corrections in historical data during 1995 may necessitate pro rata adjustments in the above goals and/or actual operating results. Any such changes will be advised to you in a timely manner.

          10. The results will be tabulated by the Corporate Controller's Office and reflected on Operating Income and Accounts Receivable and Inventory Reports. For those divisions having LIFO expense, the impact of LIFO will be included in both the income and inventory portion of the calculation.

          11. It is the present intention of the Company to decide the amount of bonus for 1995 in February 1996. If the above objectives are not attained, any bonus award will be made at the sole discretion of the Company.

          12. An illustration is attached of the Operations Group Contract bonus calculation assuming you achieve your PGP for Operating Income, exceed your Accounts Receivable and Inventory PGP and receive a discretionary award for your accomplishments under paragraph (4).

          13. The Company will be the final arbiter of interpretation of the above arrangements.





                                           /S/ J. E. Perrella
                                               J. E. Perrella
                                               Chairman













                                                       EXHIBIT 10(iii)(c)
                                                       Page 4 of 6






          TO:       GROUP PRESIDENT


          SUBJECT:  BONUS CONTRACT FOR 1995


          The bonus plan applying to you for 1995 is outlined below:

           1.    Should your operating group attain worldwide operating
                 income of $          , you will receive a bonus of   % of
                 your annual salary rate in effect on December 31, 1995.

           2.    For each $          by which your worldwide operating
                 income exceeds $           up to $          , you will
                 receive   % of your salary.  For each $          over
                 $          , you will receive  % of your salary.

           3. You will receive a bonus for accounts receivable and inventory turnover (sales divided by the five point average of total accounts receivable and inventory) determined in accordance with the following: For attaining accounts receivable and inventory turnover of
                      , you will receive   % of your salary.  For each
                     increase in A/R and inventory turnover over     ,
                 you will receive  % of your salary.

           4. You may receive an additional discretionary award of up to % of your salary. The award will be based upon your individual achievements and the accomplishments of your Group. Your performance related to reengineering of business processes will be a major factor in determining the amount of bonus awarded under this paragraph especially in our company-wide procurement initiative as outlined to you in my letter of February 14, 1995. Any award also will be dependent upon the Company's overall performance.

           5.    The maximum bonus award on the sum of paragraphs (1) and
                 (2) will be limited to   % of your salary. The maximum
                 bonus award on paragraph (3) will be   % of salary.  The
                 maximum bonus award on paragraph (4) will be   % of
                 salary.  The maximum award on the sum of paragraphs (1)
                 through (4) will be limited to    % of salary.







                                                       EXHIBIT 10(iii)(c)
                                                       Page 5 of 6



          BONUS CONTRACT FOR 1995 - GROUP PRESIDENT



           6.    Should the Company achieve or exceed Earnings Per Share of
                 $    , the total bonus percentage earned by you under
                 paragraphs (1) through (5) will be increased in accordance with the following schedule:

                 EARNINGS PER
                    SHARE                    BONUS % EARNED PAR.1-5
                   ATTAINED                       INCREASED BY
                   $                                  10%
                   $                                  15%
                   $                                  20%
                   $                                  25%

           7.    The maximum bonus award for paragraphs (1) through (6)
                 will be limited to    % of your annual salary rate in
                 effect on December 31, 1995.

           8. Acquisitions, divestitures, changes in assignment, changes in accounting procedures or tax law, abnormal deviations to plan in other income and expenses in your financial income statements, and/or corrections in historical data during 1995 may necessitate pro rata adjustments in the above goals and/or actual operating results. Any such changes will be advised as soon as possible.

           9. The results will be tabulated by the Corporate Controller's Office and reflected on Operating Income and Accounts Receivable and Inventory Reports. For those divisions having LIFO expense, the impact of LIFO will be included in both the income and inventory portion of the calculation.

          10. It is the present intention of the Company to decide the amount of bonus for 1995 in February 1996. If the above objectives are not attained, any bonus award made will be at the sole discretion of the Company.













                                                       EXHIBIT 10(iii)(c)
                                                       Page 6 of 6



          BONUS CONTRACT FOR 1995 - GROUP PRESIDENT



          11. An illustration is attached of the bonus calculation assuming you achieve your PGP for Operating Income, exceed your Accounts Receivable and Inventory PGP and receive a discretionary award for your accomplishments under paragraph (4).

          12. The Company will be the final arbiter of interpretation of the above arrangements.








                                           /S/ J. E. Perrella
                                               J. E. Perrella
                                               Chairman
























